UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2025

CISCO SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39940	77-0059951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 West Tasman Drive, San Jose, California	95134-1706
(Address of principal executive offices)	(Zip Code)

(408) 526-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CSCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 24, 2025, Cisco Systems, Inc. (the “Company”) issued $1,000,000,000 principal amount of its 4.550% Senior Notes due 2028 (the “2028 Notes”), $1,000,000,000 principal amount of its 4.750% Senior Notes due 2030 (the “2030 Notes”), $1,000,000,000 principal amount of its 4.950% Senior Notes due 2032 (the “2032 Notes”), $1,250,000,000 principal amount of its 5.100% Senior Notes due 2035 (the “2035 Notes”) and $750,000,000 principal amount of its 5.500% Senior Notes due 2055 (the “2055 Notes” and, together with the 2028 Notes, the 2030 Notes, the 2032 Notes and the 2035 Notes, the “Notes”). The Notes are governed by an Indenture, dated as of February 26, 2024 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., the trustee (the “Trustee”), as supplemented by the Second Supplemental Indenture, dated as of February 24, 2025 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee.

The Notes were sold pursuant to an underwriting agreement, dated February 19, 2025 (the “Underwriting Agreement”), among the Company and BNP Paribas Securities Corp., Goldman Sachs & Co. LLC, HSBC Securities (USA) Inc., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC on behalf of the several underwriters named therein. The Company intends to use the proceeds from this offering for general corporate purposes, including the repayment of commercial paper borrowings. The Notes were offered pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-277109) filed with the Securities and Exchange Commission (the “SEC”), as supplemented by the prospectus supplement dated February 19, 2025 relating to the Notes.

The 2028 Notes mature on February 24, 2028, the 2030 Notes mature on February 24, 2030, the 2032 Notes mature on February 24, 2032, the 2035 Notes mature on February 24, 2035 and the 2055 Notes mature on February 24, 2055. The 2028 Notes will bear interest from February 24, 2025 at the rate of 4.550% per annum, payable semiannually, the 2030 Notes will bear interest from February 24, 2025 at the rate of 4.750% per annum, payable semiannually, the 2032 Notes will bear interest from February 24, 2025 at the rate of 4.950% per annum, payable semiannually, the 2035 Notes will bear interest from February 24, 2025 at the rate of 5.100% per annum, payable semiannually and the 2055 Notes will bear interest from February 24, 2025 at the rate of 5.500% per annum, payable semiannually.

The Company will have the option to redeem the 2028 Notes, the 2030 Notes, the 2032 Notes, the 2035 Notes and the 2055 Notes, in whole or in part, (i) at any time at the applicable make-whole premium redemption price or (ii) at a redemption price equal to 100% of the principal amount of the Notes being redeemed, with respect to the 2028 Notes, beginning on January 24, 2028 (one month prior to the maturity date of such Notes), with respect to the 2030 Notes, beginning on January 24, 2030 (one month prior to the maturity date of such Notes), with respect to the 2032 Notes, beginning on December 24, 2031 (two months prior to the maturity date of such Notes), with respect to the 2035 Notes, beginning on November 24, 2034 (three months prior to the maturity date of such Notes) and with respect to the 2055 Notes, beginning on August 24, 2054 (six months prior to the maturity date of such Notes), in each case including accrued interest to but excluding the relevant redemption date.

The Notes are unsecured and will rank equally in right of payment with all of our other existing and future senior unsecured indebtedness. The Notes will effectively rank junior to all liabilities of our subsidiaries.

The Indenture governing the Notes contains covenants limiting our ability to consolidate with or into another person, or sell, transfer or lease or convey all or substantially all our properties and assets to another person.

Events of default under the Indenture include, among others, the following (subject in certain cases to grace and cure periods): nonpayment of interest and principal on the Notes after becoming due and breach of covenants contained in the Indenture.

The foregoing descriptions of the Underwriting Agreement, the Base Indenture and the Second Supplemental Indenture (including the forms of the Notes) are qualified in their entirety by the terms of such agreements. Please refer to such agreements, each of which are incorporated herein by reference and attached hereto as Exhibits 1.1, 4.1 and 4.2, respectively.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Report is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following documents are attached as exhibits to this Current Report on Form 8-K:

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated as of February 19, 2025, among Cisco Systems, Inc. and BNP Paribas Securities Corp., Goldman Sachs & Co. LLC, HSBC Securities (USA) Inc., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC for itself and on behalf of the several underwriters listed therein.

4.1	Indenture, dated as of February 26, 2024, between Cisco Systems, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated herein by reference from Exhibit 4.7 to the Form 10-K filed by Cisco Systems, Inc. on September 5, 2024 (File No. 001-39940)).

4.2	Second Supplemental Indenture, dated as of February 24, 2025, between Cisco Systems, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the issuance of the 4.550% Senior Notes due 2028, 4.750% Senior Notes due 2030, 4.950% Senior Notes due 2032, 5.100% Senior Notes due 2035 and 5.500% Senior Notes due 2055.

4.3	Form of the 4.550% Senior Notes due 2028 (included in Exhibit 4.2 hereto).

4.4	Form of the 4.750% Senior Notes due 2030 (included in Exhibit 4.2 hereto).

4.5	Form of the 4.950% Senior Notes due 2032 (included in Exhibit 4.2 hereto).

4.6	Form of the 5.100% Senior Notes due 2035 (included in Exhibit 4.2 hereto).

4.7	Form of the 5.500% Senior Notes due 2055 (included in Exhibit 4.2 hereto).

5.1	Legal Opinion of Simpson Thacher & Bartlett LLP.

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2025	CISCO SYSTEMS, INC.

	By:	/s/ Evan Sloves
	Name:	Evan Sloves
	Title:	Secretary